UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021

Chesapeake Utilities Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware	19904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 302. 734.6799

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On December 20, 2021, Chesapeake Utilities Corporation (the “Company”) announced that Jeffrey S. Sylvester was appointed as Chief Operating Officer, effective January 1, 2022. With this appointment, Mr. Sylvester will oversee the operations of all the Company’s business units, both regulated and unregulated.

Mr. Sylvester, age 51, was appointed Senior Vice President of the Company in 2019. He currently provides oversight of the Company’s regulated operations, including the interstate natural gas transmission pipeline and distribution businesses on the Delmarva Peninsula; the intrastate natural gas pipeline and natural gas and electric distribution businesses in Florida; the unregulated natural gas pipeline infrastructure operation in Ohio; and customer care operations. Mr. Sylvester has over 15 years of experience in the energy sector and recently served as Vice President of Nebraska Gas Operations for Black Hills Corporation. Prior to this position, Sylvester held a series of leadership positions in the information technology, gas marketing and customer care operations at the Company. Mr. Sylvester is a board member of the Southern Gas Association. In Mr. Sylvester’s role as Chief Operating Officer, he will assume additional oversight responsibilities with respect to the Company’s propane operations, the operations of Marlin Gas Services, LLC, and the operations of Eight Flags Energy, LLC.

There is no arrangement or understanding between Mr. Sylvester and any other person pursuant to which he was selected as Chief Operating Officer. Mr. Sylvester has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company entered into an Executive Employment Agreement with Mr. Sylvester (the “Sylvester Agreement”), pursuant to which, Mr. Sylvester is entitled to an annual base salary of $360,000, which may be adjusted. The Sylvester Agreement further provides that Mr. Sylvester is eligible for (i) an annual performance-based compensation award pursuant to the terms of the Company’s Stock and Incentive Compensation Plan with a target award amount equal to 70% of his base compensation and (ii) an annual cash bonus award pursuant to the terms of the Company’s Cash Bonus Incentive Plan with a target award amount equal to 40% of his base compensation. Mr. Sylvester’s compensation is subject to a claw-back provision in the event that an award calculated based upon the achievement of certain financial results or other performance metrics were subsequently found to be materially inaccurate. Finally, Mr. Sylvester is eligible to participate in the Company’s bonus, incentive compensation, performance-based compensation plans, retirement plans, welfare benefits, and other similar policies, practices, programs, and arrangements as may be maintained by the Company from time to time.

Pursuant to the Sylvester Agreement, Mr. Sylvester is entitled to severance equal to his then-annual base salary for a period of one year following his termination if such termination occurs during the Current Term (as defined in the Sylvester Agreement), other than a termination for cause, or Mr. Sylvester’s death or retirement. In such event, the Company will also provide medical, prescription drug, vision, and dental benefits for a period of one year. If Mr. Sylvester is terminated during the Extended Term (as defined in the Sylvester Agreement), and such termination is without cause, then Mr. Sylvester is entitled to (i) all accrued but unpaid salary, bonus, vacation pay, expense reimbursements, and any other amounts, (ii) an amount equal to Mr. Sylvester’s then monthly rate of base salary multiplied by 24, (iii) an amount equal to the aggregate of the Company’s contributions to the Company’s savings plan that were not vested on the day immediately prior to the termination date but that would have vested had Mr. Sylvester remained employed, and (iv) an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to Mr. Sylvester under all annual bonus programs in the three calendar years immediately preceding the calendar year in which the termination date occurs by two. In such event, the Company will also provide medical, prescription drug, vision, dental, and other welfare benefits for a period of two years.

The foregoing description of the Sylvester Agreement is not complete and is qualified in its entirety by reference to the full text of the Sylvester Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein.

Entry into Executive Employment Agreements

Chief Executive Officer – Executive Employment Agreement

On December 16, 2021, the Company entered into an Executive Employment Agreement with Jeffry Householder (the “Householder Agreement”) pursuant to which, Mr. Householder is entitled to an annual base salary of $720,000, which may be adjusted. The Householder Agreement further provides that Mr. Householder is eligible for (i) an annual performance-based compensation award pursuant to the terms of the Company’s Stock and Incentive Compensation Plan with a target award amount equal to 160% of his base compensation and (ii) an annual cash bonus award pursuant to the terms of the Company’s Cash Bonus Incentive Plan with a target award amount equal to 90% of his base compensation. Mr. Householder’s compensation is subject to a claw-back provision in the event that an award calculated based upon the achievement of certain financial results or other performance metrics were subsequently found to be materially inaccurate. Finally, Mr. Householder is eligible to participate in the Company’s bonus, incentive compensation, performance-based compensation plans, retirement plans, welfare benefits, and other similar policies, practices, programs, and arrangements as may be maintained by the Company from time to time.

Pursuant to the Householder Agreement, Mr. Householder is entitled to severance equal to his then-annual base salary for a period of one year following his termination if such termination occurs during the Current Term (as defined in the Householder Agreement), other than a termination for cause, or Mr. Householder’s death or retirement. In such event, the Company will also provide medical, prescription drug, vision, and dental benefits for a period of one year. If Mr. Householder is terminated during the Extended Term (as defined in the

Householder Agreement), and such termination is without cause, then Mr. Householder is entitled to (i) all accrued but unpaid salary, bonus, vacation pay, expense reimbursements, and any other amounts, (ii) an amount equal to Mr. Householder’s then monthly rate of base salary multiplied by 36, (iii) an amount equal to the aggregate of the Company’s contributions to the Company’s savings plan that were not vested on the day immediately prior to the termination date but that would have vested had Mr. Householder remained employed, and (iv) an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to Mr. Householder under all annual bonus programs in the three calendar years immediately preceding the calendar year in which the termination date occurs by three. In such event, the Company will also provide medical, prescription drug, vision, dental, and other welfare benefits for a period of three years.

Executive Vice President, Chief Financial Officer, and Assistant Secretary – Executive Employment Agreement

On December 16, 2021, the Company entered into an Executive Employment Agreement with Beth Cooper (the “Cooper Agreement”) pursuant to which, Ms. Cooper is entitled to an annual base salary of $410,000, which may be adjusted. The Cooper Agreement further provides that Ms. Cooper is eligible for (i) an annual performance-based compensation award pursuant to the terms of the Company’s Stock and Incentive Compensation Plan with a target award amount equal to 110% of her base compensation and (ii) an annual cash bonus award pursuant to the terms of the Company’s Cash Bonus Incentive Plan with a target award amount equal to 50% of her base compensation. Ms. Cooper’s compensation is subject to a claw-back provision in the event that an award calculated based upon the achievement of certain financial results or other performance metrics were subsequently found to be materially inaccurate. Finally, Ms. Cooper is eligible to participate in the Company’s bonus, incentive compensation, performance-based compensation plans, retirement plans, welfare benefits, and other similar policies, practices, programs, and arrangements as may be maintained by the Company from time to time.

Pursuant to the Cooper Agreement, Ms. Cooper is entitled to severance equal to her then-annual base salary for a period of one year following her termination if such termination occurs during the Current Term (as defined in the Cooper Agreement), other than a termination for cause, or Ms. Cooper’s death or retirement. In such event, the Company will also provide medical, prescription drug, vision, and dental benefits for a period of one year. If Ms. Cooper is terminated during the Extended Term (as defined in the Cooper Agreement), and such termination is without cause, then Ms. Cooper is entitled to (i) all accrued but unpaid salary, bonus, vacation pay, expense reimbursements, and any other amounts, (ii) an amount equal to Ms. Cooper’s then monthly rate of base salary multiplied by 24, (iii) an amount equal to the aggregate of the Company’s contributions to the Company’s savings plan that were not vested on the day immediately prior to the termination date but that would have vested had Ms. Cooper remained employed, and (iv) an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to Ms. Cooper under all annual bonus programs in the three calendar years immediately preceding the calendar year in which the termination date occurs by two. In such event, the Company will also provide medical, prescription drug, vision, dental, and other welfare benefits for a period of two years.

Executive Vice President, General Counsel, Corporate Secretary, and Chief Policy Risk Officer – Executive Employment Agreement

On December 16, 2021, the Company entered into an Executive Employment Agreement with James Moriarty (the “Moriarty Agreement”) pursuant to which, Mr. Moriarty is entitled to an annual base salary of $410,000, which may be adjusted. The Moriarty Agreement further provides that Mr. Moriarty is eligible for (i) an annual performance-based compensation award pursuant to the terms of the Company’s Stock and Incentive Compensation Plan with a target award amount equal to 110% of his base compensation and (ii) an annual cash bonus award pursuant to the terms of the Company’s Cash Bonus Incentive Plan with a target award amount equal to 50% of his base compensation. Mr. Moriarty’s compensation is subject to a claw-back provision in the event that an award calculated based upon the achievement of certain financial results or other performance metrics were subsequently found to be materially inaccurate. Finally, Mr. Moriarty is eligible to participate in the Company’s bonus, incentive compensation, performance-based compensation plans, retirement plans, welfare benefits, and other similar policies, practices, programs, and arrangements as may be maintained by the Company from time to time.

Pursuant to the Moriarty Agreement, Mr. Moriarty is entitled to severance equal to his then-annual base salary for a period of one year following his termination if such termination occurs during the Current Term (as defined in the Moriarty Agreement), other than a termination for cause, or Mr. Moriarty’s death or retirement. In such event, the Company will also provide medical, prescription drug, vision, and dental benefits for a period of one year. If Mr. Moriarty is terminated during the Extended Term (as defined in the Moriarty Agreement), and such termination is without cause, then Mr. Moriarty is entitled to (i) all accrued but unpaid salary, bonus, vacation pay, expense reimbursements, and any other amounts, (ii) an amount equal to Mr. Moriarty’s then monthly rate of base salary multiplied by 24, (iii) an amount equal to the aggregate of the Company’s contributions to the Company’s savings plan that were not vested on the day immediately prior to the termination date but that would have vested had Mr. Moriarty remained employed, and (iv) an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to Mr. Moriarty under all annual bonus programs in the three calendar years immediately preceding the calendar year in which the termination date occurs by two. In such event, the Company will also provide medical, prescription drug, vision, dental, and other welfare benefits for a period of two years.

Senior Vice President and Chief Development Officer – Executive Employment Agreement

On December 16, 2021, the Company entered into an Executive Employment Agreement with Kevin Webber (the “Webber Agreement”) pursuant to which, Mr. Webber will serve as Chief Development Officer of the Company. In his role as Chief Development Officer, Mr. Webber will manage business development, energy logistics, sales, the incubation of new business opportunities, such as RNG and hydrogen, and the Company’s new environmental sustainability office. Pursuant to the Webber Agreement, Mr. Webber is entitled to an annual base salary of $310,000, which may be adjusted. The Webber Agreement further provides that Mr. Webber is eligible for (i) an annual performance-based compensation award pursuant to the terms of the Company’s Stock and Incentive Compensation Plan with a target award amount equal to 70% of his base compensation and (ii) an annual cash bonus award pursuant to the terms of the Company’s Cash Bonus Incentive Plan with a target award amount equal to 40% of his base compensation. Mr. Webber’s compensation is subject to a claw-back provision in the event that an award calculated based upon the achievement of certain financial results or other performance metrics were subsequently found to be materially inaccurate. Finally, Mr. Webber is eligible to participate in the Company’s bonus, incentive compensation, performance-based compensation plans, retirement plans, welfare benefits, and other similar policies, practices, programs, and arrangements as may be maintained by the Company from time to time.

Pursuant to the Webber Agreement, Mr. Webber is entitled to severance equal to his then-annual base salary for a period of one year following his termination if such termination occurs during the Current Term (as defined in the Webber Agreement), other than a termination for cause, or Mr. Webber’s death or retirement. In such event, the Company will also provide medical, prescription drug, vision, and dental benefits for a period of one year. If Mr. Webber is terminated during the Extended Term (as defined in the Webber Agreement), and such termination is without cause, then Mr. Webber is entitled to (i) all accrued but unpaid salary, bonus, vacation pay, expense reimbursements, and any other amounts, (ii) an amount equal to Mr. Webber’s then monthly rate of base salary multiplied by 24, (iii) an amount equal to the aggregate of the Company’s contributions to the Company’s savings plan that were not vested on the day immediately prior to the termination date but that would have vested had Mr. Webber remained employed, and (iv) an amount equal to the product of multiplying the average of the annual aggregate benefits awarded to Mr. Webber under all annual bonus programs in the three calendar years immediately preceding the calendar year in which the termination date occurs by two. In such event, the Company will also provide medical, prescription drug, vision, dental, and other welfare benefits for a period of two years.

The foregoing descriptions of the Householder Agreement, the Cooper Agreement, the Moriarty Agreement, and the Webber Agreement are not complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Report and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 20, 2021, the Company issued a press release announcing the appointment of Mr. Sylvester as Chief Operating Officer, as well as other officer appointments. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

The information in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On October 12, 2021, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) under Item 5.02 to report the election of Lisa G. Bisaccia to the Company’s Board of Directors (the “Board”), effective as of October 15, 2021. The Board has appointed Lisa G. Bisaccia to the Compensation Committee.

Item 9.01	Financial Statements and Exhibits.

Exhibit Numbers	Description

10.1	Executive Employment Agreement, dated December 16, 2021, by and between Chesapeake Utilities Corporation and Jeffrey S. Sylvester

10.2	Executive Employment Agreement, dated December 16, 2021, by and between Chesapeake Utilities Corporation and Jeffry M. Householder

10.3	Executive Employment Agreement, dated December 16, 2021, by and between Chesapeake Utilities Corporation and Beth W. Cooper

10.4	Executive Employment Agreement, dated December 16, 2021, by and between Chesapeake Utilities Corporation and James F. Moriarty

10.5	Executive Employment Agreement, dated December 16, 2021, by and between Chesapeake Utilities Corporation and Kevin J. Webber

99.1	Press Release dated December 20, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

December 20, 2021	By:	/s/ Beth W. Cooper
	Name:	Beth W. Cooper
	Title:	Executive Vice President and Chief Financial Officer